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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2000



                       UNION PACIFIC RESOURCES GROUP INC.
             (Exact name of registrant as specified in its charter)

                                    1-13916
                             Commission file number

            UTAH                                               13-2647483
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

  777 MAIN STREET, FORT WORTH, TEXAS                              76102
(Address of principal executive offices)                       (Zip Code)


                                 (817) 321-6000
              (Registrant's telephone number, including area code)

                                      NONE
         (Former name or former address, if changed since last report)
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 Item 5.    Other Events

            Supplementary Disclosure for Proved Reserves

            On January 25, 2000, Union Pacific Resources Group Inc. (the "Company") issued a press release with respect to its financial results for 1999, including information with respect to reserves at year-end 1999, the reserve replacement rate for 1999 and finding and development costs for 1999. A copy of the press release was filed on a Current Report on Form 8-K on January 28, 2000. The schedules attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, which Exhibits are incorporated herein by reference, provide supplemental detailed information with respect to those calculations.

                           FORWARD LOOKING STATEMENTS

This report contains forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such forward looking statements concern, among other things, capital expenditures, development activity, drilling activity, acquisitions, and the Company's cost reduction plans. Such forward looking information is based upon management's current plans, expectations, estimates, and assumptions the Company believes are reasonable, but are subject to a number of uncertainties and risks that could significantly affect (i) current plans, (ii) anticipated actions, (iii) the timing of such actions and
(iv) the Company's financial condition and results of operations. As a consequence, actual results may differ materially from expectations, estimates or assumptions expressed in any forward looking statements made by or on behalf of the Company. The risks and uncertainties include generally (i) the volatility and uncertainty of oil and gas prices, (ii) economic, political, judicial, and regulatory issues and developments, (iii) competition in the industry, (iv) the economics of producing certain reserves, (v) demand for the supply of oil and gas, (vi) the ability to find or acquire and develop reserves of natural gas and crude oil, and (vii) changes in the market price of the Common Stock, which can be impacted by the foregoing as well as other factors. Other risks and uncertainties are detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and the Form 10-Q for the Quarter ended September 30,1999.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        Exhibit No.        Exhibit
        ----------         -------
          99.1             Proved Reserves at December 31, 1999.

          99.2             Costs Incurred in Exploration and Development as of
                           December 31, 1999.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNION PACIFIC RESOURCES GROUP INC.

                                        By: /s/ Morris B. Smith
                                        Name:  Morris B. Smith
                                        Title: Vice President, Chief Financial
                                               Officer and Treasurer

Dated:  February 17, 2000



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                               INDEX TO EXHIBITS

        Exhibit No.        Description
        ----------         -----------
           99.1            Proved Reserves at December 31, 1999.

           99.2            Costs Incurred in Exploration and Development as of
                           December 31, 1999.